UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 2, 2013

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Mississippi Power Company.  Information contained herein relating to each registrant is filed by each registrant solely on its own behalf.  Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 7.01 in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.
On October 2, 2013, Mississippi Power Company (“Mississippi Power”) submitted its Kemper County Integrated Coal Gasification Combined Cycle Project Monthly Status Report through August 2013 (the “PSC Report”) to the Mississippi Public Service Commission (the “Mississippi PSC”) pursuant to Docket No. 2009-UA-14.  A copy of the PSC Report is furnished as Exhibit 99.01 to this Current Report on Form 8-K.

Item 8.01.	Other Matters.
See MANAGEMENT’S DISCUSSION AND ANALYSIS - FINANCIAL CONDITION AND LIQUIDITY - “Capital Requirements and Contractual Obligations” of Southern Company in Item 7 and Note 3 to the financial statements of Southern Company under “Integrated Coal Gasification Combined Cycle” in Item 8 of Southern Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Form 10-K”) and MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Integrated Coal Gasification Combined Cycle” and - FINANCIAL CONDITION AND LIQUIDITY - “Capital Requirements and Contractual Obligations” of Mississippi Power in Item 7 and Note 3 to the financial statements of Mississippi Power under “Integrated Coal Gasification Combined Cycle” in Item 8 of Mississippi Power’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended by

Amendment No. 1 (the “Form 10-K/A”), for additional information regarding the construction of the integrated coal gasification combined cycle project in Kemper County, Mississippi (the “Kemper IGCC”), including the scheduled in-service date of May 2014, the construction cost cap set by the Mississippi PSC, the Seven-Year Rate Plan (as defined below), and tax credits allocated to Mississippi Power in connection with the Kemper IGCC. See also MANAGEMENT’S DISCUSSION AND ANALYSIS - FINANCIAL CONDITION AND LIQUIDITY - “Capital Requirements and Contractual Obligations” of Southern Company and Mississippi Power and Note (B) to the Condensed Financial Statements under “Integrated Coal Gasification Combined Cycle” in each company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Form 10-Q”) and MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Integrated Coal Gasification Combined Cycle” of Mississippi Power in the Form 10-Q.
Mississippi Power is revising the construction schedule for the Kemper IGCC as the result of abnormally wet weather and lower-than-planned construction labor productivity, and currently expects that the Kemper IGCC will be placed in service later in 2014 than the originally scheduled in-service date of May 2014. Specific revisions to the schedule and resulting changes, if any, to the construction cost estimate subject to the $2.88 billion cost cap and including contingency are expected to be completed in late October 2013. Changes to the construction schedule or the construction costs, including any related changes to specific cost categories, are expected to be reflected in the Kemper IGCC Project Monthly Status Report through September 2013, which Mississippi Power expects to file by the end of the first week of November 2013. Mississippi Power anticipates that any additional financing costs during construction due to the schedule extension will be recoverable.

As a result of the schedule extension for the Kemper IGCC, Mississippi Power will be required to recapture the $133 million in Phase I investment tax credits (the “Phase I credits”) under Section 48A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that had been allocated to the Kemper IGCC. Therefore, Mississippi Power will reclassify the Phase I credits as a liability to the Internal Revenue Service in its third quarter 2013 balance sheet. In compliance with the normalization provisions of the Internal Revenue Code, Mississippi Power plans to revise its rate recovery plan for the Kemper IGCC for the first seven years of its operation filed with the Mississippi PSC (the “Seven-Year Rate Plan”) to remove the amortization of the Phase I credits and increase deferred taxes to reflect eligibility for additional bonus depreciation in the proposed annual revenue requirement. As a result of mitigating factors, including additional bonus depreciation, that will offset the loss of the amortization of the Phase I credits, Mississippi Power anticipates no change to the customer rates proposed under the Seven-Year Rate Plan.
The expected extension of the schedule beyond May 2014 reflects Southern Company’s and Mississippi Power’s current analysis of the time needed to complete the construction and start-up activities of the Kemper IGCC. Southern Company’s and Mississippi Power’s analysis will be ongoing throughout the construction period. Mississippi Power could experience further schedule extensions and/or construction cost increases with respect to the Kemper IGCC as a result of factors including, but not limited to, labor costs and productivity, adverse weather conditions, shortages and inconsistent quality of equipment, materials, and labor, or contractor or supplier delay or non-performance under construction or other agreements. Furthermore, Mississippi Power could also experience schedule extensions associated with start-up activities for this “first-of-a-kind” technology, including major equipment failure, system integration, and operations, and/or unforeseen engineering problems, which would result in further cost increases. To the extent it becomes probable that additional costs will not be recoverable, Southern Company and Mississippi Power will have additional charges to income, and such charges could be material.
The ultimate outcome of this matter cannot be determined at this time.

Exhibit

Exhibit 99.01
Kemper County Integrated Coal Gasification Combined Cycle Project Monthly Status Report through August 2013 to the Mississippi Public Service Commission submitted by Mississippi Power Company pursuant to Docket No. 2009-UA-14.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K and in the PSC Report is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the projected cost and schedule for the completion of construction of the Kemper IGCC, the recovery of costs associated with the Kemper IGCC, customer rate impacts, and the ability to use certain Internal Revenue Service tax credits. Southern Company and Mississippi Power caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Southern Company and Mississippi Power; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in Southern Company’s Form 10-K and Mississippi Power’s Form 10-K/A, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: the impact of recent and future federal and state regulatory changes, as well as changes in application of existing laws and regulations; current and future litigation, regulatory investigations, proceedings, or inquiries; available sources and costs of fuels; state and federal regulations and the impact of pending and future rate cases and negotiations, including rate actions relating to fuel and other cost recovery mechanisms; ability to control costs and avoid cost overruns during the development and construction of facilities, which include the development and construction of facilities with designs that have not been finalized or previously constructed, including those risks identified above that have caused and may continue to cause schedule extensions and/or cost increases; ability to construct facilities in accordance with the requirements of permits and licenses and to satisfy any operational and environmental performance standards, including the requirements of tax credits and other incentives; advances in technology; regulatory approvals and actions related to cost recovery for the Kemper IGCC, including Mississippi PSC review of the

Seven-Year Rate Plan and the prudence of Kemper IGCC costs and actions relating to proposed securitization; the ability to complete the proposed sale of an interest in the Kemper IGCC to South Mississippi Electric Power Association as contemplated by the Seven-Year Rate Plan; satisfaction of requirements to utilize investment tax credits and grants; and the outcome of any legal or regulatory proceedings regarding the Mississippi PSC's issuance of the Certificate of Public Convenience and Necessity for the Kemper IGCC, the settlement agreement between Mississippi Power and the Mississippi PSC, or the State of Mississippi legislation designed to enhance the Mississippi PSC’s authority to facilitate development and construction of baseload generation in the State of Mississippi; and the ability of counterparties of Mississippi Power to make payments as and when due and to perform as required. Southern Company and Mississippi Power expressly disclaim any obligation to update any forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	THE SOUTHERN COMPANY By /s/ Melissa K. Caen Melissa K. Caen Corporate Secretary

MISSISSIPPI POWER COMPANY By /s/ Melissa K. Caen Melissa K. Caen Assistant Secretary

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